As filed with the U.S. Securities and Exchange Commission on January 11, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23454

Stone Ridge Trust VI

(Exact name of registrant as specified in charter)

510 Madison Avenue, 21st Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

Annual Report

October 31, 2020

NYDIG Bitcoin Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary or, if you invest directly through the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), from the Transfer Agent. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly through the Transfer Agent, by contacting the Transfer Agent at (855) 609-3680. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds within the fund complex if you invest directly through the Transfer Agent.

Shareholder Letter

“There is an infinite amount of cash in the Federal Reserve.”

- Neel Kashkari, President of the Federal Reserve Bank of Minneapolis, March 22, 2020

“We’re not even thinking about thinking about raising rates.”

- Jerome Powell, Chairman of the Federal Reserve, June 10, 2020

“The network is robust in its unstructured simplicity.”

- Satoshi Nakamoto, “Bitcoin: A Peer-to-Peer Electronic Cash System”, October 31, 2008

“Life, uh, finds a way.”

- Dr. Ian Malcolm, Jurassic Park (1993)

“If the opponent does not move, then I do not move.

At the opponent’s slightest move, I move first.”

- Wu Yu-hsiang, 19th Century Chinese sage

“Nowhere will you find the statue of a critic or the biography of a committee.”

- Banksy

December 2020

Dear Fellow Shareholder,

Shortly before the genius David Foster Wallace died, he delivered a college commencement speech that opens with a beautiful critique of our “default setting.”

“There are these two young fish swimming along and they happen to meet an older fish swimming the other way, who nods at them and says ‘Morning, boys. How’s the water?’ And the two young fish swim on for a bit, and then eventually one of them looks over and the other and says, ‘What’s water?’”

Wallace goes on to teach us that sometimes “the most obvious, most important realities are the ones that are hardest to see.” For Americans alive today, one of our ‘What’s water?’ questions is ‘What’s money?’. While Wallace asked the graduating seniors that day to think about fish and their relationship with water, I’ll ask you to think with me about our own relationships with money and, as Wallace also asked, “bracket for just a few minutes your skepticism of the totally obvious” and reconsider “what is real and essential, hidden in plain sight all around us all the time.”

AMERICA AND SOUND MONEY

Our country is blessed with limitless natural resources, giant oceans protecting us on the left and right, and friendly neighbors to the north and south. We’ve got a military that any other country would trade for theirs, a political class constrained by an ingenious system of checks and balances, and a built-in, self-correcting mechanism of free elections. Almost 250 years later, it’s easy to forget how uniquely successful the American experiment has been.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Unsound money just isn’t us, and hyperinflation is something only “other people” sometimes have, right? Indeed, outside of our incredible country, the world has experienced an astonishing 56 hyperinflations in the last ~100 years. This means that in some country, somewhere “over there”, every other year, an innocent population lost their life savings, and certainly their dignity, simply because they stored it in the wrong vessel.

What will continue to make the U.S. different? What will keep our money secure? Our departure from the gold standard is a recent phenomenon, and the unprecedented money printing by developed nations even more so. Let’s explore, together, whether the soundness of our money, or lack thereof, is one of those “most obvious, most important realities…hardest to see…hidden in plain sight all around us.”

“The Most Significant Monetary Achievement in the History of the World”

President Nixon thundered these words on December 18, 1971, in a surprise weekend national address announcing the Smithsonian Agreement. The Agreement, following another surprise weekend address earlier that year – the “Nixon shock” of August 15th, which took the U.S. off the Gold Standard, replacing it with the Fiat Standard (i.e., U.S.-Government-Paper-Money, or USGPM) – coordinated the simultaneous anchoring of each G-10 currencyi to USGPM via fixed exchange rates.

Prior to the Nixon shock and the Smithsonian Agreement, and as motivation for them, Nobel Prize winners and politicians were convinced that gold gave no value to U.S. dollars, rather U.S. dollars gave value to gold. Thus, the U.S. could safely go off the Gold Standard and, correspondingly, the G-10 could safely peg their currencies to USGPM.

“Every expert knows that the popular conception that money has more value if it is exchangeable into gold exactly reverses the true relation. Were it not that gold has some monetary uses, its value would be much less than it is today ($35/oz).”

- Paul Samuelson, Nobel Prize winner

“When the U.S. government stops wasting our resources by trying to maintain the price of gold, its price will sink to $6/oz rather than the current $35/oz.”

- Congressman Henry Reuss

In a little over a year, this “most significant monetary achievement” smashed apart on the rocks of economic reality. Instead of gold crashing to $6/oz, by early 1973 it was USGPM that crashed to $125/oz, a level unthinkable to Samuelson’s “every expert” and to U.S. Congressmen. As USGPM crashed, the G-10 began to see the “P” in USGPM for what it was and, one by one, quietly abandoned the Agreement. Far from a temporal fluke, in the ensuing 50 years, USGPM has depreciated versus gold ~8%/year. P is P.

WHAT IS MONEY?

Money is, and has always been, technology. Specifically, money is technology for making our wealth today available for consumption tomorrow. Modern Americans with a ‘What’s water?’ mindset about money – virtually all of us – assume there is a sharp line of distinction between what is money and what is not. That’s false. Instead, throughout history, various monies (note: plural) have always existed1 – simultaneously – along a continuum of soundness, subject to competitive monetary network effects.

1

For example, beads, shells, cattle, salt, silver, gold, cigarettes in all prisons, tampons in women’s prisons, gift cards, and airline miles, just to name a few. The key point is that monies are a) always plural, and b) ever changing, ideally slowly, to facilitate the development of civilization.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Sound money – along with language – were the first, and have forever been the most important, human networks responsible for human flourishing. Imagine life without them.

Money is unique among all the goods we seek because we value money not for its own sake, but rather solely for its prospective exchange utility. That’s a fancy way of saying we hope it keeps its value long enough to enable us to trade it in the future for stuff we actually want. The question of which money humans will choose, therefore, boils down to which good, or goods, any individual believes will best store the sum total of their lifetime of daily labor (i.e., their life force).

Because the most important trades we make are the ones we make with our future selves, humanity’s Darwinian propulsion towards holding the soundest money possible is based on our intuitive understanding that the longer our choice of money can hold its value, the greater the potential compounding benefits of our life-to-date-production. Our timeless search for ever-sounder money is an individual, intuition-based optimization – as unstoppable as evolution – because we instinctively know that our survival is at stake. Will our life force be durably storable in a particularly well-chosen money, and therefore potentially accumulate, enhancing our potential longevity? Or will it dissipate, no matter how hard we work, because we chose the wrong storage vessel, threatening our very lives and those of our progeny?

“LIFE, UH, FINDS A WAY”

Since its founding in 1913, the Federal Reserve (“Fed”) has upended our Darwinian propulsion.

Temporarily.

The entire edifice of modern central banking – unbacked helicopter money2 – is like one gigantic helicopter parent, never letting their child suffer “the blessing of a skinned knee.”3 When the Fed doles out billions, or trillions, of USGPM, it has the immediate effect of helping the favored few who first receive it, directly or indirectly, plus all pre-existing financial asset owners, at the expense of everyone else. When Chairman Powell says, “Inequality is…not related to monetary policy,” I believe he would pass a lie detector test. That doesn’t mean it’s true.

Beyond the fundamental unfairness of both its temporal and, ultimately, uneven distribution, GPM leaves the fidelity of an economy’s relative price signals in tatters. Prices matter. In a Waze-like manner, prices guide billions of economic turns a day – constantly updating based on new, real-time information – made individually by billions of humans around the world, 99.999%+ of whom don’t know each other, will never meet each other, and almost certainly don’t realize that price signals – distorted or not – coordinate their actions, for better or worse.

Then-Fed Chairman Bernanke in 2009 succinctly and honestly, if shockingly, referred to the Fed’s money creation process via commercial bank intermediation by saying, “we simply use the computer to mark up the size of the account they have with the Fed.” The money so a) “created”, and then b) multiplied – because only fractional bank reserves are required – and then c) lent out by banks:

First, as discussed, impairs the fidelity of economy-wide price signals, thereby,

Second, inefficiently draws human and capital resources into activities that cannot be lastingly maintained, thereby,

2

Following Ben Bernanke’s famous November 2002 speech referring to “helicopter (drop of) money”, dozens of central bankers, public and private economists, and government officials have subsequently used this term or an equivalent, including “QE for the people.”

3	The Blessing of a Skinned Knee: Raising Self-Reliant Children, Wendy Mogel (2008).

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Third, drives temporary illusions of relative prosperity in certain economic segments, and despair in others, and therefore,

Fourth, leads inevitably, and repeatedly, to booms and busts.

Modern central banking is the cause of severe economic downdrafts, not the cure. By giving in to the clamor for ever more abundant and ever cheaper money, central banks cripple the role of the wisest regulator, the market, of the most important mechanism for efficient, economy-wide allocation of capital: relative prices of sound money.

In the same way a stock certificate is title to company capital, money is title to human time. People sacrifice their time for money, which enables them to trade for commensurate sacrifices from others. When prices are distorted, we are each inhumanely robbed of making fully informed personal choices with our time.

If you give anyone the power to print money, they will print money. A tool that can command human time is an object of great temptation. Too great. I don’t question that central bankers are well-intentioned – I strongly believe they are – but I also know what Lord Acton said about absolute power. It’s human nature, not finance or politics.

Just like certain offspring of helicopter parents – those underemployed, glassy-eyed 25-year-olds living in their parents’ basements – who have neither the will, nor ability, nor, in some cases, even permission to leave, the offspring of central bank helicopter money – certain over-levered, glassy-eyed companies in certain segments of over-money-supplied industries – cannot survive without ongoing access to the essentially free USGPM they indirectly borrow. Like the smooth-kneed 25-year-olds, those over-moneyed zombie firms have neither the will (“when USGPM is free, why bother with financial discipline?”), nor ability (“our business model doesn’t work at higher interest rates”), nor, in some cases, even permission to leave (“you bail us out because we employ so many voters, or because we intermediate and credit-multiply your monetary policy”).

USGPM facilitates political concession after concession, stimulating ever new expectations of further bounty, making the process itself self-accelerating. Even those in government who genuinely want to avoid printing paper money and handing it out, find it impossible to stop the system. The bottom line: without the rigid barrier of strictly limited funds – that is, with non-scarce money – nothing will stop indefinite growth of government expenditure, untethered to the future generational tax burden it is simultaneously exploding and expropriating. No wonder millennials feel the game is rigged against them.

It is.

We now exit 2020, with government money printers around the world going “brrrrr”, cranking out insert-country-name-here-GPM by the ton, flying downhill like a Nikola truck with no brakes.4

Temporarily.

Any central bank can control the supply of their money. They can’t make their people value it.

Enter Bitcoin, because “life, uh, finds a way.”

4	https://hindenburgresearch.com/nikola/

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

DARWINIAN PROPULSION

At first glance, geography might seem the least dynamic of sciences, rooted in the glacial-paced realities of geology. Today’s global data linkages, however, lie blanket-like atop that slower moving geological layer, their high-velocity networks a new kind of geography. Mathematicians and data architects call the landscape they represent a topology; that is, any kind of map that can be re-arranged due to connection. Unlike geographies, topologies in this context represent “places” with distance and speed determining how “far apart” they are. Geographies are constant. Topologies can change in an instant. New York and Tokyo are always 6,731 miles apart – that’s geography. New York and Tokyo are also about 176 milliseconds apart, and getting closer – that’s topology.

Every new piece of a network, every new platform or protocol, has the potential to fundamentally alter how we connect. Something far away – including across national borders – can suddenly be, with one innovation, right on top of you. Location can become as changeable as the power of, for example, a new network protocol.

“Locational utility” refers to the knotting together of distance and speed such that something becomes more useful, or powerful, as it’s drawn closer by increased connection, even if it remains the same “distance” away. Just as the early architects of steamships, rail, highways, airlines, and networked computers each wildly underguessed how popular their space-time compression inventions would be, Satoshi Nakamoto could not have possibly imagined how popular – and therefore how powerful – his new protocol-powered monetary topology could be.

“The network is robust in its unstructured simplicity”

In many countries, it is illegal for women to have a bank account, or even work, while the men learn, earn, and create independence for themselves. Trapped in a restrictive, oppressive, domestic cage, these women have historically been forced to do as they’re told, with no freedom to make a living, develop professional skills, or cultivate a sense of self, let alone create financial independence. Bitcoin is fixing this. Leveraging Bitcoin’s growing network, and their smartphones, these women can, and do, find jobs online – secretly for now – and get paid. In Bitcoin. They become copy editors and transcriptionists. They proofread, do data entry, and take surveys. Remotely, and quietly, they do anything that’s doable online. Bitcoin offers them an exit option, an off-ramp. Bitcoin demolishes their cage. Today, gradually. Tomorrow, suddenly.

In the hundred-plus countries where our ‘What’s water?’ money analogy is as patently obvious to its citizens as it has been utterly invisible to us, primordial forces are being unleashed in a one-way torrent of increasing human liberty, one impoverished, caged human at a time. While lurching in fits and starts for now, the power of the movement – because it rides upon, and accelerates, our Darwinian propulsion towards sound money, and therefore towards survival – is unstoppable.

Fate-changing topological shifts – the Arab Spring, Brexit, Bitcoin – can quickly render the powerful weak, and the powerless strong. Institutions and ideologies that can deliver space-time compression will grow, thrive, and accelerate. Those that cannot, slowed perhaps by their obsession with control over speed, or perhaps by their “skepticism of the totally obvious”, will miss the turn.

Acknowledging, with profound humility, that we are only one firm, a major goal of our Bitcoin-focused affiliate is to help America avoid missing the Bitcoin turn.

MY “BIG FOUR” BITCOIN AHA-MOMENTS

Bitcoin is a journey, not a destination, and everyone is on their own path. Every morning when I study Bitcoin, I find myself deeper in awe, humbled by the power, and potential, of its unstructured simplicity.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

The more I learn about Bitcoin, the more I realize how much there is to know, and how much I want to know. There’s beauty in Bitcoin.

I study Bitcoin standing on the shoulders of giants, pioneers who have come before me and blazed the trail. There have been dozens of moments in my past eight years of morning study when I had to put the book down, or pause the podcast, sitting in stunned silence for a while, after reading or hearing something that I knew immediately would change my worldview forever. If you study Bitcoin intensely, with humility, and are mindful of Wallace’s deep wisdom that sometimes “the most obvious, most important realities are the ones that are hardest to see”, you will end up seeing a lot you can’t un-see. I certainly did. The biggest Bitcoin aha-moments from the past eight years of my early morning ritual, quite a long list difficult for me to curate to just four, are below.

1) Salability across time

Gold has been a reliable store of value because of its scarcity and historically low annual supply growth of only 1-2%/year. There has never been a “gold hyperinflation.” Indeed, gold has held its value over the centuries, while hundreds of other monies have come and gone. However, gold’s supply is not impervious to its demand. If, hypothetically, gold went to $100,000/oz tomorrow (up more than 50x overnight), we can be sure enormous resources would immediately shift to gold mining, and the miners would find some way, somehow, to accelerate its supply growth, driving its value down.

In contrast, there will only ever be 21 million Bitcoin. Bitcoin’s annual supply growth, which asymptotically approaches zero over time, is now down to about 1%, on par with the historical annual growth in the supply of gold. While far from perfect, gold is Bitcoin’s closest real-world analogy. However, the ultimate supply of Bitcoin is fundamentally limited by the design of the protocol itself and cannot be increased regardless of its value or the level of demand. Bitcoin is the first store of value in history for which its supply is entirely unaffected by increased demand. From this perspective, Bitcoin is better at being gold than gold – it’s even more salable across time.

2) Salability across space

As we moved beyond traveling by foot and horse, beyond the development of affordable commercial air travel, and then, especially, beyond the internet’s Cambrian-like explosion of network power, gold’s low spatial salability became an acute flaw even the most ardent “goldbugs” miss. Gold is simply hard to transport. This is where USGPM, or the Fiat Standard in general, shines. Though fiat’s periodic, human-nature-induced hyperinflations made it a huge step backward in terms of salability across time, it was a substantial leap forward in terms of salability across space.

However, contrary to common misconception, Bitcoin moves much faster across space than fiat, increasing our capacity for long-distance international settlement by about 500,000 transactions a day, and completing that settlement in about an hour, rather than the current state-of-the-art 3-5 days, or longer, for final international fiat settlement. Bitcoin’s protocol and network topology renders national borders irrelevant, which is especially empowering to the world’s most vulnerable and unprepared for fiat hyperinflations (think: Venezuela, Turkey, Lebanon today).

Even within a country like ours, do not confuse the speed of your Visa payment with its final settlement. No settlement occurs when you buy your coffee at Starbucks. Rather, your bank and Starbucks’ bank generally settle 2-3 days later, with each bank taking credit risk to the other along the way, with rare, but occasionally disastrous results. Bitcoin safely settles about every hour and, as a bearer instrument, credit risk is not a concept. From this perspective, Bitcoin is better at being fiat than fiat – it’s even more salable across space and, because it’s not debt like fiat, has no credit risk.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

3) The Difficulty Adjustment

Everything Satoshi did in inventing Bitcoin was non-original – his genius was in seeing how combining a specific set of previously solved problems could, together, solve certain unsolved problems – except the Difficulty Adjustment. The Difficulty Adjustment, entirely original, is, in my opinion, Satoshi’s most underappreciated breakthrough, a truly genius application of game theory, and the fundamental reason why Bitcoin’s network has always been secure.

So what is it?

Suppose Bitcoin’s price rises, creating an incentive for more Bitcoin miners to mine (remember, successful mining results in Bitcoin rewards, thus the continuous link between Bitcoin’s price and the total worldwide mining incentive). In this case, the Bitcoin protocol will automatically raise the difficulty of mining, such that the creation of new Bitcoin, and the timing of transaction verification, does not accelerate beyond its preset schedule (about every 10 minutes). Instead, suppose Bitcoin’s price falls, and subsequently higher marginal cost Bitcoin miners rationally turn off their machines. The Bitcoin protocol will automatically reduce the difficulty of mining, such that the creation of new Bitcoin, and the timing of transaction verification, does not decelerate below its preset schedule.

How does the protocol do this? Imagine that I tell you that the product of two prime numbers is a certain three-digit number and I ask you to guess the two primes (and I also remind you that a property of prime numbers is that the product of two primes is uniquely the product of those specific two primes). There is no closed-form solution to my question, which is a fancy way of saying you have to randomly guess until you figure it out. Since I told you the product of the primes is only three digits, you’d probably be able to guess the two primes fairly quickly. However, suppose I told you the product was five digits? How about ten digits? How about twenty digits? You can quickly see how much harder and harder, and then way, way, way harder the random guessing can become.

The Difficulty Adjustment is akin to adjusting the number of digits of the product of the primes as a function of how much mining power is on-line at any given time. The more miners, the greater the number of digits of the product of the primes. The fewer miners, the smaller the number of digits such that, even if all commercial Bitcoin miners, and their combined super-computing power, suddenly went off-line overnight, hobbyists mining on laptops at Starbucks would keep the entire global Bitcoin network just as secure. Bottom line: the Difficulty Adjustment was the “missing piece” of decades of previous attempts at decentralized electronic money. It ensures that every 10 minutes a new Bitcoin block is rewarded and all transactions in the interim are accurately and immutably verified. It is what drives Bitcoin’s salability across time discussed above: even amidst periods of surging demand for Bitcoin, Bitcoin miners have no ability to mine Bitcoin faster, making unexpected inflation impossible. Forever.

Typical of Satoshi’s understated style, the Difficulty Adjustment was described in just two sentences in his original Bitcoin whitepaper: “Mining difficulty is determined by a moving average targeting an average number of blocks per hour. If they are generated too fast, the difficulty increases.” As an aside, the Difficultly Adjustment also serves to limit wasted mining energy, further incentivizing miners to mine, but that benefit pales in comparison to its impact making Bitcoin inflation-proof.

The Difficulty Adjustment has now been continuously tested for twelve years, at total global network power levels ranging from a just a few laptops, all the way up to enough energy to power New York City, and with lots of total network power volatility along the way. The total network power volatility is what requires the Bitcoin protocol to continually adjust the mining difficulty, akin to continually adjusting the number of digits of the product of the two primes. And, astonishingly, just as Satoshi designed, no matter the global mining capacity, or its variability, a new block is verified every 10 minutes…every 10 minutes…every 10 minutes.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Speaking of energy…

4) Bitcoin’s Use of Energy

The amount of energy Bitcoin consumes is the sum total of the energy consumption of all the mining machines that secure the network. While hard to know exactly, a good estimate of the global total consumption is about 8-10 million people worth of energy. Absolutely enormous. In a warming world, how can this be good?

First, the principle: Bitcoin is a better technology for performing central banking than the current government monopolies on central banking. In the same way that cars consume far more energy than the bikes and horses they replaced, and electric lights replaced candles, and central heating replaced chimneys, and computers replaced typewriters, Bitcoin’s better monetary system consumes far more energy than the current central banking system. Throughout history, energy use has grown whenever free people making free choices have decided for themselves that the price of the extra energy for the new technology they wanted was worth it. Today, every day, 24/7, Bitcoiners around the world make the decision that the price of Bitcoin’s energy use is worth it because Bitcoin is better technology for money.

Second, the practice: Bitcoin mining is the only profitable use of energy in human history that does not need to be located near human settlement to operate. The long-term implications of this are world changing and hiding in plain sight.

Before Bitcoin, the problem of energy has never been its scarcity, but only our ability to channel it geographically where it is needed most. Before Bitcoin, that was exclusively where humans lived. In contrast, Bitcoin’s mining energy is solving a different problem. Because of satellites and wireless internet connections, Bitcoin mining can be located anywhere.

For example, remote, destitute areas blessed with moving water can monetize their natural resource good fortune by creating clean, hydro energy and using it to mine Bitcoin. Thus, Bitcoin can make monetizable isolated energy sources all over the world – like waterfalls, running rivers, or creatable dams – now entirely untapped because they would be cost prohibitive to connect to electric grids close enough to residential or industrial areas.

In doing so, Bitcoin can fundamentally change the economics of energy by introducing a highly profitable use of electricity that’s location independent. The world has never had a profitable use of energy that’s location independent. Now it does. And since fossil fuels are already too expensive to be a profitable source of Bitcoin mining energy, I believe the only long-term, profitable Bitcoin mining will be powered by hydro.

Imagine a future with Bitcoin mining firms, unsubsidized, in extraordinarily isolated locations – visualize a waterfall in a largely population-free part of an African country suffering from abject poverty – easily connected to the Bitcoin network, building serious energy infrastructure to monetize the local clean energy source for mining. However, once the industrial-strength, profitable infrastructure is in place, let’s extend it. Let’s build roads. And housing. And schools. And hospitals. Ultimately leading to human settlement.

The net result can be people locating around new, Bitcoin-driven hydroelectric energy infrastructure, with more and more of humanity clustering around cheap, clean energy sources. Historically, our energy challenge has been to move the power to the people. With Bitcoin, we can move the people to the power.

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

Consider that the world’s major population centers – think New York, London, Paris, Tokyo – each developed where they are geographically because of natural seaports, waterways, and trade routes. Energy was a non-factor because placement of these cities was all pre-energy (i.e., pre-fossil fuels).

As Bitcoin finances the for-profit development of cheap, clean energy infrastructure on a massive scale, it can lead to a future in which more and more of the world’s population lives near abundant energy with an extraordinarily low marginal cost of production. This matters because cheap energy equals human flourishing. That’s an equation. Cheap energy = human flourishing.

Beyond the revolution in monetary policy that Bitcoin already represents, Bitcoin may also represent the biggest catalyst the world has ever known for developing abundant, clean, cheap energy. And, therefore, one of biggest catalysts in the world for human flourishing.

Can you tell why I’m all-in?

THE MYSTERY OF THE MISSING AMZN MILLIONAIRES & IS IT TOO LATE TO BUY BITCOIN?

Investing in Bitcoin, now exiting its 12th year and especially after a 200%+ return in 2020, is extremely uncomfortable for most everyone, just as investing in Amazon stock (AMZN) was for most everyone following its 12th year as a public company. Even for investors who see the long-term potential of Bitcoin’s monetary properties, they may wonder if they are just too late to invest. Did they miss it? Has all the future value been priced in?

I believe our evolutionary biology makes us hardwired to consistently underguess the power of modern, technological network effects, since nothing in our history resembles them. For the vast, vast, vast majority of human time, we lived in small tribes, entirely unconnected to other humans around the world. Combine this observation with prospect theory, and regret aversion, and we can solve the mystery of the missing of AMZN millionaires.5 Why do so few Americans today own more than $1 million of AMZN?

In AMZN’s early years, most investors were hesitant to buy it even as they loved using the service, believing each year that they “missed it again,” that the price had run away from them. Why? Because in each those first 12 years, AMZN’s high price that year was, on average, 175% higher than AMZN’s open price of that year. Whoa. With that kind of price action, it is understandable why, year after year, investors thought they “missed it again.” Yet, though understandable, year after year investors were, with high consequence, very wrong: in the ensuing 12 years – years 13 through 24 – AMZN increased 62x.

Bitcoin is now 12 years old. What will one Bitcoin be worth 12 years from now? $100,000? $500,000? $1,000,000? $100? I have absolutely no idea whatsoever about Bitcoin’s future price. However, I strongly believe that the centralized class will continue to significantly underguess the appeal, and therefore likely the price, of a decentralized monetary network to the rapidly emerging decentralized class – us Bitcoiners – just as they significantly underguessed the power Google and Facebook and Netflix and Amazon every year for decades, and even as they loved those services and used them daily.

From a valuation framework perspective, I believe Bitcoin should be viewed identically to those network business models – the value of the network growing with the number of users6 – except for two major differences. First, money is primordially more important in a way even the most hilarious on-demand cat

5	This example is inspired by Victor Haghani’s “Where are all the Billionaires & Why Should We Care” Ted Talk, which I highly recommend.
6	See The Power of Bitcoin’s Network Effect, Greg Cipolaro and Ross Stevens, New York Digital Investment Group (2020)

Stone Ridge Funds	Annual Report	October 31, 2020

Shareholder Letter

videos, or same-day delivery of any product we want, will ever be – there is no comparison. Second, Bitcoin lacks the possibility of antitrust enforcement. Ever. No matter how big and no matter how valuable it gets.

Nor can Bitcoin ever be globally confiscated. Yes, individual countries can attempt to confiscate Bitcoin and, over time, some may try, just like gold was confiscated by the Gold Reserve Act in the U.S. in January 1934, nine months after FDR’s April 1933 Executive Order made it a criminal offense for U.S. citizens to own it or trade it.7

However, just like the internet can be censored in certain countries, but cannot be turned off, Bitcoin can be (attempted to be) confiscated in a country, but cannot be turned off. And just as no global “off switch” exists for the internet, for the same reasons and others, no such switch exists for Bitcoin. With regard to confiscation, and putting aside property rights for a moment, Bitcoin is really nothing more than a password to a private key that can be easily stored in anyone’s memory via simple phrase memorization which, to me, makes it more salable across space than gold and fiat in more ways than one. If anything, in my view, it is more likely that we see a country peg their currency to Bitcoin, perhaps a developing country escaping a hyperinflation in the coming decade, before we see one that tries to (unsuccessfully) confiscate it. Remember, unlike gold, with Bitcoin there’s no vault. And good luck confiscating my memory.

FINAL THOUGHTS ON BITCOIN

The trillions of dollars of central bank-driven low or negatively yielding financial instruments demolish the dreams of savers and retirees, prohibiting an enormously large and growing group of individuals from meeting their retirement wants, wishes, and – tragically – even needs. Free money has consequences. Because it is not free. No matter how well-intentioned, runaway global money printing, and the resulting financial repression, is society’s largest global challenge.

Regardless of Bitcoin’s future ascent, or descent, the long-dated monetary liabilities of individual Americans are denominated in U.S. dollars. Tackling our collective, fiat-based societal retirement challenge head-on leads to an interesting and important question: “what do you have to believe to be true for Bitcoin to be your vessel for savings?” The answer: point to point – meaning, from today until your long-dated liabilities (e.g., your retirement spending) start coming due – and regardless of USGPM volatility along the way – you only have to believe one thing; that USGPM will depreciate relative to Bitcoin over that time period, as it has ~80% in the last two years alone.

Remember that the most important trades are the ones we make with our future selves, that our search for ever-sounder money is an individual, intuition-based optimization, and that, instinctively, we know our

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FDR’s 1933 order, and contemporaneous statements by the Secretary of the Treasury, led Americans to believe they were turning their gold in temporarily, and for patriotic reasons, to support the nation’s credit. Nine months later, while, instead, informing the citizens that they would never get their gold back, FDR also devalued the dollar, which would have been impossible without the government’s physical possession of all the nation’s gold at that time. It was clear to Washington insiders, but certainly not the broader citizenry, that FDR’s plan all along was to trick the country with his “make them turn it in first, then confiscate it second” plan, perhaps most clearly expressed by Senator Carter Glass, former Secretary of the Treasury, who, in the midst of FDR’s obfuscation, rose from a sick bed to deliver a historic speech on the Senate floor which included: “I wrote with my own hand the provision of the national Democratic platform which declared for a sound money to be maintained at all hazards…the suggestion that we may devalue the gold dollar 59 percent means national repudiation. To me it means dishonor. In my conception of it, it is immoral…there was never any necessity for a gold embargo. There is no necessity for making statutory criminals of citizens of the United States who may please to take their property in the shape of gold or currency out of the banks and use it for their own purposes as they may please. We have gone beyond the cruel extremities of the French, and they made it a capital crime, punishable by the guillotine, for any tradesman or individual of the realm to discriminate in favor of gold and against their printing press currency. We have gone beyond that. We have said that no man may have gold, under penalty of ten years in the penitentiary or $10,000 fine” (NB: worth more than $500,000 today)

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Shareholder Letter

survival depends on durably storing of our life force. In this context, is it any surprise that millennials voting with their dollars, and with more distrust for traditional institutions than their forebears, have already made Bitcoin “the millennial savings account”? And in this context, it is any surprise that two highly rated Life & Annuity insurers, and two highly rated Property & Casualty (re)insurers – among the most brilliant, forward-thinking investors I know, and each, by virtue of their business models, with extraordinarily long-dated U.S. dollar-denominated liabilities – have direct or indirect exposure today to more than $350 million of Bitcoin, all purchased and held through our Bitcoin-focused affiliate? One thing I know for sure: they, and insurers in general, are just getting started.

The power of the insight – that only point-to-point USGPM depreciation matters, not volatility – will lead, I believe, to an explosion in Bitcoin-driven financial innovation, including Bitcoin-denominated life insurance for the 30-50-year-old crowd, and Bitcoin-denominated annuities for the 50-70-year-old-crowd. Having a non-zero allocation to Bitcoin-denominated life insurance, and annuities, may represent our most potent defense against the malevolent consequences of benevolent, well-intentioned past, current, and future central bank activity. Given the potentially revolutionary impact of these products on our great country’s retirement crisis, I will be working tirelessly on them. Stay tuned.

* * * * *

When the Fed creates $3 trillion in a matter of weeks by pushing a button, it consolidates the power to price and value human time. In our country, humans are not supposed to have that kind of power over other humans.

“There are two ways to enslave a country. One is by the sword. The other is by debt.”

- John Adams (1826)

When a regional Fed President brags in March about having “an infinite amount of cash,” he toxically undermines the American virtue of thrift, dangerously decouples risk-taking from the consequences of risk-taking, and epitomizes the influence of absolute, centralized power. When Chairman Powell, no matter how well-intentioned, says in June, “We’re not even thinking about thinking of raising rates,” at Stone Ridge we respond, “We’re not even thinking about thinking of not buying more Bitcoin,” and we did. Bitcoin is our peaceful weapon of choice against central bank-driven time theft.

However, buying Bitcoin this year wasn’t new for us. Bitcoin has been the principal component of our firm’s treasury reserve strategy since 2017 and many of us have been personally involved since 2013. Like everything we do at Stone Ridge, we have skin in the game. The owners of Stone Ridge Holdings Group, together, collectively own more than 40,000 Bitcoin. All purchased and held through our Bitcoin-focused affiliate. Actions speak louder than words. Larry Fink may call Bitcoin “an index of money laundering”, but I call it “an index of money ~~laundering~~ printing.” Bitcoin definitely does not care what Larry Fink thinks. And P is P. As long as “money printer go brrrr”, I’ll keep buying.

Perhaps just in time, each U.S. citizen now has a choice. You can stay on the Fiat Standard, in which some people get to produce unlimited new units of money for free, just not you. Or opt in to the Bitcoin Standard, in which no one gets to do that, including you. With the option, now, of a monetary system governed by rules instead of rulers, on behalf of myself, my family, and the firms I’m responsible for leading, I’ve made my choice.

At the most superficial level, buying Bitcoin as a portfolio diversifier, or as a hedge against inflation, makes good sense, and I, obviously, strongly believe that a 0% allocation is the wrong number for every investor.

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Shareholder Letter

However, Bitcoin is anything but superficial. In a world replete with monetary unfairness, injustice, the institutionalization of moral hazard, and the State’s increasing domestication of our individuality, Bitcoin’s incorruptible fairness, justice, truth, and beauty represent a beacon for all optimists who seek personal sovereignty, personal improvement, and peace.

As the Founder of one of the largest Bitcoin-focused firms in the world, I don’t mind if you come to Bitcoin for the price. I just hope you stay for the principles. Bitcoin is far more important than a non-zero portfolio allocation.

* * * * *

AT THE OPPONENT’S SLIGHTEST MOVE, I MOVE FIRST

At Stone Ridge, our most important job is risk management – the safety of our clients’ wealth and our own. We each work in risk management. Whether we choose it or not, it chooses us.

Our risk management philosophy can be expressed as an equation:

Risk Management = Diversification + Humility

Notice the harmony between the two elements on the right-hand side of the equation. The smaller the first, the smaller the second. The greater the first, the greater the second.

Since 2012, we have been building our portfolio of business arks ahead of the no-yield flood, now in the early innings of submerging the world. While Stone Ridge is just one small firm and we can only do so much, it is, and has always been, our mission to help the vulnerable and unprepared. All along, we knew the fiat flood was coming, we just did not know when or from what, but we did know that the vast majority would simply not know how to prepare, or even that they should. So – with humility, kindness, focus, and antifragility – we did, and are doing it, for them.

At Stone Ridge, the embodiment of our risk management philosophy, and flood preparation, is the 10/10 (“Ten Ten”) portfolio. In its purest, unobtainable form, the 10/10 is 10 long-term allocations, each 10% weight, each with a persistent, pervasive, and intuitive risk premium, each uncorrelated with traditional markets, each uncorrelated with each other, each anti-fad.

Our 10/10 concept leaped closer to reality in 2020 with two new additions. It now includes both catastrophe reinsurance and non-catastrophe reinsurance (new), alternative lending, market insurance, SFR (single family rentals), drug royalty, private investments, Bitcoin, and collectibles (new). In the last year, we went from seven elements to nine. We’re getting there.

At our “opponent’s slightest move” – a market crash, a sovereign default, a pandemic, the Fed’s forward annihilation of 60/40 – the 10/10 allows us to move first, a portfolio of business arks already in place. Its extraordinary diversification harmonizes with its quiet humility, structurally anticipating the un-anticipatable, delivering peace of mind.

If 2020 taught us anything, though, it’s that the peace we seek isn’t really peace of mind, it’s peace from mind. From the silent ruminations. “Do I have enough? Am I financially secure?” In the decades ahead, Stone Ridge will help as many people as possible answer those questions decisively and affirmatively. In this year of historic trials and tribulations, the 10/10 was tested, and was spectacular.

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Shareholder Letter

As yield shrinks, clarity sharpens. Now entering our 10th year as a firm, we find ourselves just beginning.

* * * * *

PEOPLE ARE AWESOME

Given our fundamental, bedrock view at Stone Ridge that our people are everything, perhaps it’s not surprising that since the firm’s inception we’ve had a purposeful philosophy about our culture.

Before getting into the specifics of our approach, some context is important. First, we have never had, and never will have, an HR department. Second, we have off-market policies. For example, we don’t meter vacation, and we encourage a lot of it. We offer unlimited maternity and paternity leave, and strongly encourage people to take lots of time off to enjoy that magical time with their family.

Stone Ridge also pays for any self-improvement program any employee wants to enroll in. This has included the firm paying for everything from meditation classes to executive MBAs, with no commitment to stay at Stone Ridge after completing the chosen program.8 And, annually, we do a detailed competitive analysis to make sure we have what we believe to be industry-best Travel & Expense (T&E) policies. We simply expect our team to respect the firm’s generosity when they travel (remember those days?). They do.

However, my personal favorite HR policy is our bereavement policy. If a family member of any employee passes, our team of administrative assistants collectively spring into action to help with the travel logistics, if any, for the employee, and anyone in their immediate family, to attend the funeral. The firm also insists on paying for all travel and lodging expenses for all family attendees. Consider a non-executive Stone Ridge employee that grew up in a faraway war-torn country with a large immediate family, raised solely by his grandmother, who had just passed. Our policy could be (and has been) the difference between he and his entire family being able to pay their final respects in person, or having to pick and choose who gets to go. While, of course, not the reason for the policy, the private letters I’ve received from impacted family members afterwards are among my most treasured possessions.

We also expect each employee be the best in the industry at what they do, regardless of their role at the firm, no matter how senior or junior they are, whether they help the front of the house or the back of the house. The bargain we have with each employee when they are recruited, and when they show up, is this: you get to work here, but you must be the best in the industry at what you do. And if you’re not – yet – that’s ok. Very few of us are – I’m certainly not – but you must want to be, and actually be, on the path, with concrete plans for personal improvement.

Our high standards also challenge each employee to embody, and add in their own way to, our Firm Principles – Focus. Be Humble. Be Kind. Antifragile. – and we compensate accordingly.

Yet, apart from the commonality across our firm of sharing these core values, and of supporting each other as we set high standards for ourselves, each one of us at Stone Ridge is radically unique. If we have a secret weapon at the firm, it is how we honor that individuality.

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After announcing this policy at a Firmwide meeting, I was immediately asked by an employee why we were willing to pay more than $150,000 if someone could potentially just leave the firm after the MBA program and not have to pay us back. At first, I didn’t understand the question, so I paused for a bit to think about it. Then I said, “If someone takes our $150,000 and leaves the firm immediately after finishing their MBA program, they have to live with themselves for the rest of their lives knowing they did that to us. That’s on them. We’ll be fine. I’d certainly rather be us than them in that situation. So we don’t need a policy prohibiting it. How about we just trust each other’s common decency and see what happens?” So far, so good. (NB: we temporarily suspended this program amidst the uncertainties of COVID but have fully restored it).

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Shareholder Letter

Everyone at Stone Ridge has a rich history that led them to be who they are today. Mine starts with my many relatives who were forced to escape the Nazis, tragically not all successfully, but enough that I’m here. They were so poor my dad had to work two full-time jobs starting at 8 years old: pumping gas at his uncle’s gas station and stocking shelves at a local grocery store.

As a result, when my dad went in to register for Social Security at a New York field office some years ago, he showed the clerk all of his documentation, and my mom and I got to witness something beautiful: after evaluating all of my dad’s documentation, the clerk gathered his colleagues around his desk to show them something that at least no one in that particular office had ever seen, or heard of, before: a U.S. citizen who had taxable income in part of seven decades – the 1930s through the 1990s. Impromptu, they gave my dad a standing ovation, leading, impromptu, to uncontrollable tears in my mom’s eyes, and my own. As a little kid, my dad was destitute, at times starving, and with virulent anti-Semitism occasionally thrown in for good measure. The anti-Semitism continued so strongly into adulthood that he ultimately decided to change his last name from Birnbaum to Stevens.

Everyone has a story. Nothing in life is easy, obvious, or a straight line, none of us will get out alive. However, in the interim, we each get to choose the work on which we focus our attention – in that beautiful commencement speech, Wallace also said “our most significant education isn’t really about the capacity to think, but rather about the choice of what to think about” – and the people with whom we seek to accomplish that work.

Because I truly believe that people are awesome, one of the things we teach at Stone Ridge is that no one can compete with you on being you. Thus, we have another policy, less objectively enforceable, but perhaps our most important, about fitting in: don’t try. Fitting in requires you to contort yourself to be someone you think others want you to be. In the process, you give up your biggest competitive advantage: being yourself.

When we recruit, we recruit for uncorrelated weirdness. We first accept the fact that we are all quite weird in our own idiosyncratic ways (I can comfortably say that, as a dating-challenged, former high school varsity bowler and mathlete, I lead from the front in this department; in high school, I more accurately aspired to be dating-challenged, reality was worse). We then seek others who are weird in concretely different ways than the folks already working at the firm. When a recruit finally makes it through and shows up, we tell them, “no matter what you do, do not try to fit in. Because the opposite of fitting in is belonging, and to really contribute, we need you to belong.”

Belonging does not require you to change who you are, it requires you to be who you are. Our Management Committee is intentional in helping everyone feel like they belong at the firm, because if they work here, they do. To make a truly original contribution, you have to be irrationally obsessed with something for an extended period of time. And staying irrationally obsessed, especially because we never know if success is on the other side, requires a feeling of deep safety that only comes from feeling true belonging.

Imagine an entire firm feeling like they truly belong? That’s powerful. I’m not sure we’re batting 1.000, but that’s our goal, and I think we’re at least awfully close. Especially after all of us locked arms together this year – while the snow in the Stone Ridge snow globe was, at times, mercilessly shaken – and held each other in place. The snow, mercifully, has settled down. For now. However, our arms remain locked together, ready for the next time the snow stirs, which it will. And the next time, and the next time, and the next time.

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Shareholder Letter

Indeed, the Stone Ridge culture itself is what powers the firm’s Antifragility, so that we may, together, unleash our collective creativity in the service of our investors. We innovate to prepare for an uncertain future, focused on our mission: Financial Security for All.

OUR PARTNERSHIP

In 2020, we confronted, too often, the shortness of life. However, we end the year, and begin anew, overflowing with gratitude for our health, our families, and for you – our investors. You contribute the capital necessary to sustain and propel groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works. On behalf of everyone at Stone Ridge, we look forward to another year of sharing responsibility for your wealth, and navigating our journey, together.

See you, in person, in 2021.

Sincerely,

Ross L. Stevens

Founder, CEO

RISK DISCLOSURES

Bitcoin is a relatively new asset class and is subject to unique and substantial risks, including the risk that the value of the investments in Bitcoin could decline rapidly, including to zero. Bitcoin has historically been highly volatile. Investors in Bitcoin should be prepared to lose their entire investment.

The Stone Ridge Funds consist of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “SHRIX”), the Stone Ridge Reinsurance Risk Premium Interval Fund (“SRRIX” and, together with SHRIX, the “Reinsurance Funds”), the Stone Ridge U.S. Hedged Equity Fund (“VRLIX”), the Stone Ridge All Asset Variance Risk Premium Fund (“AVRPX” and, together with VRLIX, the “VRP Funds”), the NYDIG Bitcoin Strategy Fund (“BTCNX”), the Stone Ridge Alternative Lending Risk Premium Fund (“LENDX”) and the Stone Ridge Diversified Alternatives Fund (“SRDAX”and, together with the Reinsurance Funds, the VRP Funds, BTCNX and LENDX, the “Funds”).

The Funds, other than the VRP Funds and SRDAX, are generally sold to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC (the “Adviser”); (ii) clients of such institutional investors; and (iii) certain other eligible investors (as described in the relevant prospectus). Investors should carefully consider the Funds’ risks and investment objectives, as an investment in the Funds may not be appropriate for all investors and the Funds are not designed to be a complete investment program. There can be no assurance that the Funds will achieve their investment objectives. An investment in the Funds involves a high degree of risk. It is possible that investing in a Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. Before investing in a Fund, an investor should read the discussion of the risks of investing in the Fund in the relevant prospectus.

Holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security.

Investing in funds involves risks. Principal loss is possible.

The VRP Funds may invest in a variety of derivatives, including put and call options, futures contracts, options on futures contracts, swaps, swaptions, and other exchange-traded and over-the-counter derivatives contracts. The VRP Funds may invest in derivatives to generate income from premiums, for investment purposes, and for hedging and risk management purposes. A VRP Fund’s use of derivatives as part of its principal investment strategy to sell protection against the volatility of various underlying references involves the risk that, if the volatility of the underlying references is greater than expected, the VRP Fund will bear losses to the extent of its obligations under the relevant derivative contracts, which may not be outweighed by the amount of any premiums received for the sale of such derivative instruments. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks

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Shareholder Letter

of investing directly in securities and other more traditional assets. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, and credit risk.

The reinsurance industry relies on risk modeling to analyze potential risks in a single transaction and in a portfolio of transactions. The models are based on probabilistic simulations that generate thousands or millions of potential events based on historical data, scientific and meteorological principles and extensive data on current insured properties. Sponsors of reinsurance-related securities typically provide risk analytics and statistics at the time of issuance that typically include model results.

Event-linked bonds, catastrophe bonds and other reinsurance-related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, a Fund may lose a portion or all of its investment in such security. Such losses may be substantial. The reinsurance-related securities in which the Funds invest are considered “high yield” or “junk bonds.”

SHRIX and SRRIX may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, each of SHRIX and SRRIX will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, each of them may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. These risks are greater in emerging markets.

The value of LENDX’s or SRDAX’s investments in whole loans and other alternative lending-related securities, such as shares, certificates, notes or other securities representing an interest in and the right to receive principal and interest payments due on whole loans or fractions of whole loans, is entirely dependent on the borrowers’ continued and timely payments. If a borrower is unable or fails to make payments on a loan for any reason, the relevant Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower. The Funds generally will need to rely on the efforts of the platforms, servicers or their designated collection agencies to collect on defaulted loans and there is no guarantee that such parties will be successful in their efforts to collect on loans. Even if a loan to which a Fund has investment exposure is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with the defaulting loan. Although the Funds conduct diligence on the platforms, the Funds generally do not have the ability to independently verify, and will not independently diligence or confirm the truthfulness of, the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Fund, which the Fund will observe directly as payments are received. The default history for alternative lending borrowing arrangements is limited and future defaults may be higher than historical defaults.

In general, the value of a debt security is likely to fall as interest rates rise. LENDX and SRDAX may invest in below-investment grade securities, which are often referred to as “junk,” or in securities that are unrated but that have similar characteristics to junk bonds. Such instruments have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. LENDX’s and SRDAX’s investments in securitization vehicles or other special purpose entities that hold alternative lending-related securities (asset-backed securities) may involve risks that differ from or are greater than risks associated with other types of investments. The risks and returns for investors like LENDX and SRDAX in asset-backed securities depend on the tranche in which the investor holds an interest, and the value of an investment in LENDX or SRDAX may be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to asset-backed securities directly or indirectly.

LENDX and SRDAX may invest directly or indirectly in the alternative lending-related securities of foreign issuers. Such investments may involve risks not ordinarily associated with exposure to alternative lending-related securities of U.S. issuers. The foreign alternative lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the alternative lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as LENDX and SRDAX. Foreign platforms may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S.

SRDAX’s investments in single family real estate are subject to risks typically associated with real estate, including: changes in global, national, regional or local economic, demographic or capital market conditions; future adverse national real estate trends, including increasing vacancy rates, declining rental rates and general deterioration of market conditions; changes in supply of or demand for similar properties in a given market or metropolitan area; reliance on tenants, managers and real estate operators that SRDAX works with in acquiring and managing assets to operate their businesses in an appropriate manner and in compliance with their contractual arrangements with SRDAX; changes in governmental rules, regulations and fiscal policies; bad acts of third parties;

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Shareholder Letter

and unforeseeable events such as social unrest, civil disturbances, terrorism, earthquakes, hurricanes and other natural disasters. Many of these factors are beyond the control of SRDAX. Any negative changes in these factors could affect SRDAX’s performance and its ability to meet its obligations and make distributions to shareholders.

BTCNX is subject to both the risk that Bitcoin decreases in value and the risk that BTCNX’s strategy of gaining exposure to Bitcoin through Bitcoin futures underperforms a direct investment in an equivalent amount of Bitcoin. Bitcoin and Bitcoin futures have generally exhibited tremendous price volatility relative to more traditional asset classes. The price of Bitcoin has historically been highly volatile due to speculation regarding potential future appreciation in value. Further, political or economic crises may motivate large-scale sales of Bitcoin, which could result in a rapid reduction in the price of Bitcoin. The value of BTCNX’s investments in Bitcoin futures could decline rapidly, including to zero.

The further development of the Bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate. For example, Bitcoin faces significant obstacles to increasing the usage of Bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of Bitcoin futures and therefore an investment in BTCNX.

Regulatory changes or actions may alter the nature of an investment in Bitcoin or Bitcoin futures or restrict the use of Bitcoin or the operations of the Bitcoin network or exchanges on which Bitcoin trades in a manner that adversely affects the price of Bitcoin or Bitcoin futures and an investment in BTCNX. For example, it may become illegal to acquire, hold, sell or use Bitcoin or Bitcoin futures in one or more countries, which could adversely impact the price of Bitcoin and Bitcoin futures.

A Fund (or its subsidiaries) may obtain financing to make investments and may obtain leverage through derivative instruments that afford the Fund economic leverage. Therefore, the Funds are subject to leverage risk. Leverage magnifies a Fund’s exposure to declines in the value of one or more underlying reference instruments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in a Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage. This risk is enhanced for SHRIX and SRRIX because they invest substantially all their assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh SHRIX’s or SRRIX’s investment and result in significant losses to the relevant Fund.

The Funds may invest in illiquid or restricted securities, which may be difficult or impossible to sell at a time that a Fund would like without significantly changing the market value of the security.

Each Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code. A Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Funds’ investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect a Fund’s ability to qualify for such treatment.

If, in any year, a Fund were to fail to qualify for treatment as a RIC under the Internal Revenue Code for any reason, and were unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

For additional risks, please refer to the relevant prospectus and statement of additional information.

SHRIX is classified as non-diversified under the 1940 Act. Accordingly, SHRIX may invest a greater portion of its assets in the securities of a single issuer than if it were a diversified fund, which may subject it to a higher degree of risk associated with and developments affecting that issuer than a fund that invests more widely.

Each of BTCNX, SRRIX and LENDX has an interval fund structure pursuant to which each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees. In all cases, such repurchases will be for at least 5% and not more than 25% of the relevant Fund’s outstanding shares.

In connection with any given repurchase offer, it is possible that a Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. The Funds’ shares are not listed, and the Funds do not currently intend to list their shares for trading on any national securities exchange; the shares are, therefore, not marketable, and you should consider the shares to be illiquid.

Information furnished by others, upon which all or portions of the information contained herein is based, is from sources believed to be reliable. Stone Ridge makes no representation as to the accuracy, adequacy or completeness of such information and it has accepted the information without further verification.

The information provided herein should not be construed in any way as tax, capital, accounting, legal or regulatory advice. Investors should seek independent legal and financial advice, including advice as to tax consequences, before making any investment

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Shareholder Letter

decision. Opinions expressed are subject to change at any time and are not guaranteed and should not be considered investment advice.

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The relevant prospectus contains this and other important information about the investment company. You can obtain an additional copy of the Funds’ most recent periodic reports and certain other regulatory filings by calling 855-609-3680 or visiting www.stoneridgefunds.com. The Funds’ prospectuses, which include a statement of additional information, can be found by visiting:

Stone Ridge High Yield Reinsurance Risk Premium Fund1: Prospectus , Supplement and Supplement 2

Stone Ridge Reinsurance Risk Premium Interval Fund2: Prospectus , Supplement and Supplement 2

Stone Ridge U.S. Hedged Equity Fund1: Prospectus and Supplement

Stone Ridge All Asset Variance Risk Premium Fund1: Prospectus

Stone Ridge Alternative Lending Risk Premium Fund2: Prospectus

NYDIG Bitcoin Strategy Fund2: Prospectus

Stone Ridge Diversified Alternatives Fund1: Prospectus

1Open-end fund, 2Closed-end interval fund

The prospectuses should be read carefully before investing.

The Stone Ridge Funds are distributed by ALPS Distributors, Inc.

Endnotes

i G-10 currencies are ten of the most used and heavily traded, and thus liquid, currencies in the world. In 1971, at the time of the Smithsonian Agreement, they included the currencies of the United States, Britain, Canada, Japan, Sweden, Belgium, France, West Germany, Italy, and the Netherlands.

The Bitcoin section is inspired by the work of Saifedean Ammous, especially The Bitcoin Standard and The Fiat Standard, with select concepts and select phrases used with permission of the author.

The Final Thoughts on Bitcoin section is, in part, inspired by the work of Robert Breedlove, especially his masterpiece Masters and Slaves of Money, with select phrases used with permission of the author.

The Darwinian Propulsion section is, in part, inspired by, and uses select phrases from, The Seventh Sense by Joshua Ramo.

Stone Ridge Funds	Annual Report	October 31, 2020

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2020 (Unaudited)

NYDIG BITCOIN STRATEGY FUND ALLOCATION BY ASSET TYPE

Short-Term Investments	$5,567,249	122.6%

Liabilities in Excess of Other Assets(1)	(1,027,036)	(22.6%	)
	$4,540,213

(1)	Cash, cash equivalents and other assets less liabilities.

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

TOTAL RETURNS (FOR PERIOD ENDED OCTOBER 31, 2020)
Since Inception (12/31/19)

NYDIG Bitcoin Strategy Fund	74.60%

S&P 500 Total Return	2.77%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The NYDIG Bitcoin Strategy Fund seeks to provide exposure to the price of bitcoin. The Fund gains this exposure through the purchase of bitcoin futures contracts. The Fund will generally experience positive performance when the price of bitcoin increases and negative performance when the price of bitcoin decreases. The Fund is also exposed to the difference between the current market price of bitcoin (the “spot” price) and the price of the futures contracts, also known as the “futures basis.” Historically, bitcoin futures have generally traded at a premium to the spot price; as such, the futures basis has been negative. A negative futures basis will generally cause the Fund to underperform a direct investment in bitcoin. Over the period covered by this report, bitcoin experienced notably increased adoption among institutional investors and further continued its trend toward wider acceptance by the investing public, and this ongoing increase in demand resulted in substantial appreciation in the price of bitcoin. Over the same period, the futures basis was, on average, negative. For the fiscal period ended October 31, 2020, bitcoin experienced a 93.48% increase in price and for the same period the Fund’s total return was 74.60%, which resulted from bitcoin market price appreciation that was partially offset by the impact of the negative futures basis.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Schedule of Investments	as of October 31, 2020

NYDIG BITCOIN STRATEGY FUND

	SHARES	FAIR VALUE
SHORT-TERM INVESTMENTS - 122.6%
Money Market Funds - 74.2%
Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class - 0.01% (a)	670,311	$670,311
First American Government Obligations Fund - Class Z - 0.05% (a)	674,328	674,328
First American Treasury Obligations Fund - Class Z - 0.05% (a)	674,328	674,328
Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class - 0.02% (a)	674,328	674,328
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 0.01% (a)	674,328	674,328

		3,367,623

	PRINCIPAL AMOUNT	FAIR VALUE
U.S. Treasury Bills - 48.4%
0.126%, 01/21/2021 (b)(c)	$2,200,000	2,199,626

		2,199,626

TOTAL SHORT-TERM INVESTMENTS ($5,567,004)		5,567,249

TOTAL INVESTMENTS (Cost $5,567,004) - 122.6%		5,567,249

LIABILITIES IN EXCESS OF OTHER ASSETS - (22.6)%		(1,027,036)

TOTAL NET ASSETS - 100.0%		$4,540,213

Percentages are stated as a percent of net assets.

(a)	Rate shown is the 7-day effective yield.
(b)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.
(c)	All or a portion of the security is pledged as collateral for the Fund’s reverse repurchase agreement.

Reverse Repurchase Agreements

DESCRIPTION	PRINCIPAL VALUE	AMORTIZED COST
REVERSE REPURCHASE AGREEMENTS SOLD
Reverse Repurchase Agreement with Canadian Imperial Bank of Commerce, dated 10/26/2020, collateralized by $2,199,626 U.S. Treasury Bills, 0.20%, due 11/12/2020	$2,193,842	$2,193,842

TOTAL REVERSE REPURCHASE AGREEMENTS SOLD (Total borrowing $2,193,842)	$2,193,842	$2,193,842

Open Futures Contracts

DESCRIPTION	NUMBER OF CONTRACTS PURCHASED	NOTIONAL VALUE	VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
FUTURES CONTRACTS PURCHASED
CME Bitcoin Future, November 2020 Settlement	16	$1,098,800	$248,607
CME Bitcoin Future, December 2020 Settlement	5	346,125	1,635
CME Bitcoin Future, January 2021 Settlement	50	3,483,750	(3,951)

TOTAL FUTURES CONTRACTS PURCHASED		$4,928,675	$246,291

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Statement of Assets and Liabilities	As of October 31, 2020

NYDIG BITCOIN STRATEGY FUND

ASSETS:
Investments, at fair value(1)	$5,567,249
Collateral held at broker for futures	1,488,894
Unrealized appreciation on futures contracts	246,291
Investment interest receivable	102
Deferred offering expense	59,045
Other assets	7,314

Total assets	7,368,895

LIABILITIES:
Reverse repurchase agreements	2,193,842
Interest payable	544
Payable to Trustees	344
Payable for Chief Compliance Officer compensation	4,961
Accrued service fees	166
Accrued distribution and servicing fees	166
Payable to Adviser	553,159
Other accrued expenses	75,500

Total liabilities	2,828,682

Total net assets	$4,540,213

NET ASSETS CONSIST OF:
Capital stock	$4,322,546
Total distributable earnings	217,667

Total net assets	$4,540,213

Net Assets	$4,540,213
Shares outstanding	260,000
Net asset value, offering and redemption price per share	$17.46

(1) Cost of Investments	5,567,004

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Statement of Operations	For the Period Ended October 31, 2020(1)

NYDIG BITCOIN STRATEGY FUND

INVESTMENT INCOME:
Interest income	$9,349

Total investment income	9,349

EXPENSES:
Offering costs	304,030
Organizational costs	192,754
Audit and tax related fees	73,428
Chief Compliance Officer compensation	49,961
Legal fees	34,354
Fund accounting and administration fees	28,464
Advisory fees (See Note 4)	27,248
Transfer agency fees and expenses	23,480
Printing and Mailing fees	7,912
Interest expense	3,632
Service fees	1,362
Distribution and service fees	1,362
Trustees fees and expenses	344
Custody fees	4,290
Other expenses	6,922

Total expenses	759,543
Expenses waiver by Adviser (See Note 4)	(701,575)

Total net expenses	57,968

Net investment loss	(48,619)

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(279)
Futures contracts	1,742,793
Reverse repurchase agreements	(58)
Net change in unrealized appreciation on:
Investments	245
Futures contracts	246,291

Net realized and unrealized gain	1,988,992

Net increase in net assets resulting from operations	$1,940,373

(1)	The Fund commenced operations on December 31, 2019.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Statement of Changes in Net Assets

NYDIG BITCOIN STRATEGY FUND

PERIOD ENDED OCTOBER 31, 2020(1)

OPERATIONS:
Net investment loss	$(48,619)
Net realized gain (loss) on:
Investments	(279)
Futures contracts	1,742,793
Reverse repurchase agreements	(58)
Net change in unrealized appreciation on:
Investments	245
Futures contracts	246,291
Net increase in net assets resulting from operations	1,940,373

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	—
Total distributions	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,520,000
Proceeds from shares issued to holders in reinvestment of dividends	—
Cost of shares redeemed	(20,160)
Net increase in net assets from capital share transactions	2,499,840
Total increase in net assets	4,440,213

NET ASSETS:
Beginning of period	100,000

End of period	$4,540,213

(1)	The Fund commenced operations on December 31, 2019.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Consolidated Financial Highlights	Period Ended October 31, 2020

	NYDIG BITCOIN STRATEGY FUND(1)

	PERIOD ENDED OCTOBER 31, 2020

Per Share Data:
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss)(2)	(0.19)
Net realized and unrealized gains (losses)	7.65

Total from investment operations	7.46

Less distributions to shareholders
Dividends from net realized gains	—
Dividends from net investment income	—

Total distributions	—

Net asset value, end of period	$17.46

Total return(3)	74.60	%(4)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$4,540
Ratio of Expenses to Average Net Assets
(Before Expense Reimbursement/Recoupment)	27.88	%(5)
Ratio of Expenses to Average Net Assets
(After Expense Reimbursement/Recoupment)	2.13	%(5)
Ratio of Net Investment Income (loss) to Average Net Assets
(Before Expense Reimbursement/Recoupment)	(27.53	%)(5)
Ratio of Net Investment Income (loss) to Average Net Assets
(After Expense Reimbursement/Recoupment)	(1.78	)%(5)
Portfolio turnover rate	0.00	%(4)

(1)	The Fund commenced operations on December 31, 2019.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(4)	Not annualized.
(5)	Annualized.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

1. Organization

Stone Ridge Trust VI (the “Trust”) was organized as a Delaware statutory trust on October 2, 2019 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered diversified closed-end management investment company issuing shares. As of October 31, 2020, the Trust consisted of one series: the NYDIG Bitcoin Strategy Fund (the “Fund”). The Fund commenced operations on December 31, 2019. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.05% fee paid pursuant to the Distribution and Servicing Plan (as discussed below), a 0.05% fee paid pursuant to the Services Agreement (as discussed below), and no repurchase fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”), subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline. Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in a repurchase offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund will repurchase additional shares in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. In addition, if a repurchase offer is oversubscribed, the Fund will repurchase additional shares that are tendered by (i) a trust that funds a tax-qualified defined benefit plan that has terminated or that the sponsor or governing body of such plan has voted to terminate or (ii) a limited liability company that is owned by one or more such trusts (the “Defined Benefit Plan Offer”). A “tax-qualified defined benefit plan” means a defined benefit plan that is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (for example, a corporate defined benefit pension plan or a defined benefit Keogh plan). It does not include, among other things, any defined contribution plan, 401(k) plan or individual retirement account (IRA). If the Defined Benefit Plan Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the shares tendered in an Estate Offer or a Defined Benefit Plan Offer. If the Fund repurchases any shares pursuant to an Estate Offer or a Defined Benefit Plan Offer, this will not affect the number of shares that it repurchases from other shareholders in the quarterly repurchase offers. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are therefore illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to achieve capital appreciation. The Fund pursues its investment objective primarily by investing in Bitcoin futures contracts (“Bitcoin futures”). Futures are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Bitcoin futures, the underlying reference asset is Bitcoin. Futures contracts may be cash-settled or physically-settled. When a cash-settled future expires, if the value of the underlying asset exceeds the futures price, the seller pays to the purchaser cash in the amount of that excess, and if the futures price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. When a physically-settled future expires, the seller is obligated to deliver the underlying asset to the purchaser in exchange for the futures price agreed to at the outset of the contract. The only Bitcoin futures in which the Fund will invest are cash-settled Bitcoin futures traded on commodity exchanges registered with the Commodity Futures Trading Commission.

The consolidated financial statements include the accounts of NYDIG Bitcoin Strategy Sub Fund (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in derivative or Bitcoin-related instruments consistent with the Fund’s investment objectives and policies. As of October 31, 2020, the Subsidiary’s net assets were $1,813,232, which represented 39.9% of the Fund’s net assets.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services – Investment Companies.

(a) Investment Valuation and Fair Value Measurement. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established an Adviser Valuation Committee made up of employees of Stone Ridge Asset Management LLC (the “Adviser”) to which the Board has delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

Futures contracts are valued at the settlement price on the exchange or, if not available, mean of the bid and asked prices.

Non-prime money market funds and cash sweep programs are generally valued at amortized cost, which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in investment companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Transfers between levels are recognized at the end of the reporting period. There were no transfers that occurred during the period. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2020:

The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2020:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Money Market Funds	$3,367,623	$—	$—	$3,367,623
U.S. Treasury Bills	—	2,199,626	—	2,199,626

Total Assets	$3,367,623	$2,199,626	$—	$5,567,249
Other Financial Instruments*
Unrealized appreciation on futures contracts	$250,242	$—	$—	$250,242
Unrealized depreciation on futures contracts	(3,951)	—	—	(3,951)

Total	$246,291	$—	$—	$246,291

*	Other financial instruments are derivatives, such as futures. These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Derivative Transactions — The Fund engaged in derivatives for hedging and speculative purposes during the period ended October 31, 2020. The use of derivatives included future contracts.

Futures Contracts — The Fund purchases and sells futures contracts and held futures contracts during the period ended October 31, 2020. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

the time it was opened and the value at the time it was closed. The amount of the segregated assets is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The average notional amount of futures contracts during the period ended October 31, 2020, was $3,511,470 for long contracts and $0 for short contracts.

The tables below reflect the values of derivative assets and liabilities as reflected in the Consolidated Statement of

Assets and Liabilities.

	ASSET DERIVATIVES
RISK EXPOSURE	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Futures
Commodity contracts	Net assets—Unrealized appreciation*	$250,242

*	Reflects cumulative unrealized appreciation of futures contracts as reported in the Consolidated Schedule of Investments.

Consolidated Statement of Assets — Values of Derivatives at October 31, 2020

		LIABILITY DERIVATIVES
RISK EXPOSURE	CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Futures
Commodity contracts	Net assets—Unrealized depreciation*	$3,951

*	Reflects cumulative unrealized depreciation of futures contracts as reported in the Consolidated Schedule of Investments.

The tables below reflect the effect of derivative instruments on the Consolidated Statement of Operations for the period ended October 31, 2020

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	TOTAL
Commodity contracts	$1,742,793	$1,742,793

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES TRANSACTIONS
	FUTURES CONTRACTS	TOTAL
Commodity contracts	$246,291	$246,291

(b) Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Offsetting on the Consolidated Statement of Assets and Liabilities. Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities”, specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

	GROSS AMOUNT OF RECOGNIZED LIABILITIES	GROSS AMOUNT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES	GROSS AMOUNTS NOT OFFSET IN THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
LIABILITIES:				FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED	NET AMOUNT
Reverse repurchase agreements	$2,193,842	$—	$2,193,842	$—	$(2,193,842)	$—
	$2,193,842	$—	$2,193,842	$—	$(2,193,842)	$—

(d) Indemnifications. In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes. The Fund qualifies and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Reverse Repurchase Agreements. The Fund intends to enter into reverse repurchase agreements with banks and brokers, with the Fund as the initial seller of securities to the banks or brokers. In this case, a reverse repurchase agreement involves a sale by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities. Reverse repurchase agreements are accounted for at amortized cost, which approximates fair value.

If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation the Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a security with a market value of $100). The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as OTC derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Reverse repurchase agreements and dollar rolls are not considered borrowings by the Fund for purposes of the Fund’s fundamental investment restriction on borrowings if the Fund covers its obligations under these transactions or maintains liquid assets equal in value to its obligations in respect of these transactions.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity is as follows:

REVERSE REPURCHASE AGREEMENTS	OVERNIGHT AND CONTINUOUS	UP TO 30 DAYS	30-90 DAYS	GREATER THAN 90 DAYS	TOTAL
U.S. Treasury Bills	$—	$2,193,842	$—	$—	$2,193,842
Total	$—	$2,193,842	$—	$—	$2,193,842

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

(g) Distributions to Shareholders. The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(h) Foreign Securities and Currency Transactions. The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

(i) Other. Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(j) Restricted Securities. The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(k) COVID-19. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts present material uncertainty and risk with respect to the Fund’s investment performance and financial results.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made because the Fund intends to be taxed as a Regulated Investment Company and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

	TOTAL DISTRIBUTABLE EARNINGS/ (LOSS)	PAID-IN CAPITAL
NYDIG Bitcoin Strategy Fund	$(1,722,706)	$1,722,706

These differences primarily relate to tax treatment of an investment in a controlled foreign corporation.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

As of October 31, 2020, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$7,892,009
Unrealized appreciation	250,487
Unrealized depreciation	(1,972,948)
Net unrealized appreciation (depreciation)	(1,722,461)
Undistributed ordinary income	1,940,465
Undistributed long-term gains/(capital loss carryover)	(337)
Distributable earnings	1,940,128
Other accumulated earnings	—
Total accumulated loss	$217,667

The tax character of distributions paid during the period ended October 31, 2020 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	TOTAL
NYDIG Bitcoin Strategy Fund	$—	$—	$—	$—

As of October 31, 2020 the Fund had tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT-TERM	LONG-TERM	TOTAL
NYDIG Bitcoin Strategy Fund	$(337)	$—	$(337)

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the initial fiscal year ended October 31, 2020. As of October 31, 2020, the sole open tax year subject to examination is the period ended October 31, 2020. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Management Agreement. The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears, at an annual rate of 1.00% of the Fund’s average daily net assets.

Under an investment management agreement with the Subsidiary, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Fund in respect of the Fund’s exposure to commodity interests. To the extent the Adviser receives compensation for providing such services to the Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in the Subsidiary.

Through December 1, 2021, the Adviser has agreed to waive its advisory fee and/or pay or otherwise bear operating and other expenses of the Fund (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses; judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”) solely to the extent necessary to limit the total annual fund operating expenses to 2.00% of the average daily net assets of the Fund. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

(whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund (including offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment. However, the Adviser shall not be, and under the expense limitation agreements that were in place during the period covered by this report the Adviser was not, permitted to recoup such expenses beyond three years from the end of the month in which the Adviser waived a fee or reimbursed an expense. During the year ended October 31, 2020, the Adviser has waived $734,596, which is disclosed in the Consolidated Statement of Operations. The Adviser may recoup up to this amount by its expiration within the fiscal year ending October 31, 2023.

(b) Custodian, Administrator, and Transfer Agent. The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

5. Services Agreement

Servicing fees and distribution fees may be paid pursuant to a Distribution and Servicing Plan dated as of October 8, 2019 at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to an amended and restated Services Agreement between the Fund and the Adviser dated as of October 8, 2019, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries at an annual rate of 0.05%, in each case, calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Intermediaries generally receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the servicing fees and/or any distribution fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any servicing fees or distribution fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

6. Organization and Offering Costs

Organization costs consist of costs incurred to establish the Fund and enable it legally to do business. Organization costs have been paid by the Adviser, subject to recoupment, and are estimated to be $192,754. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Organization costs are expensed as incurred. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. Certain offering costs have been advanced by the Adviser, which will be recovered in the first year of the Fund’s operations, and are estimated to be $322,824. The remaining offering costs will be paid by the Fund and are estimated to be $40,251. The total amount of the offering costs incurred by the Fund is estimated at approximately $363,075.

7. Related Parties

Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.

8. Investment Transactions

For the period ended October 31, 2020, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $400,760 and $400,680, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the period ended October 31, 2020.

Stone Ridge Funds	Annual Report	October 31, 2020

Notes to Consolidated Financial Statements	October 31, 2020

9. Capital Share Transactions

PERIOD ENDED OCTOBER 31, 2020(1)
Shares sold	251,597
Shares issued to holders in reinvestment of dividends	—
Shares repurchased	(1,597)
Net increase in shares	250,000
Shares outstanding:
Beginning of period	10,000
End of period	260,000

(1)	The Fund commenced operations on December 31, 2019.

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
May 29, 2020	13,080	1,597

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were available to be issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Stone Ridge Funds	Annual Report	October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of NYDIG Bitcoin Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge NYDIG Bitcoin Strategy Fund (the “Fund”) (the sole series constituting Stone Ridge Trust VI (the “Trust”)), including the consolidated schedule of investments as of October 31, 2020, and the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the period from December 31, 2019 (commencement of operations) through October 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (the sole series constituting Stone Ridge Trust VI) at October 31, 2020, and the consolidated results of its operations, changes in net assets and financial highlights for the period from December 31, 2019 (commencement of operations) through October 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 30, 2020

Stone Ridge Funds	Annual Report	October 31, 2020

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 through October 31, 2020.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2020	ENDING ACCOUNT VALUE OCTOBER 31, 2020	EXPENSES PAID DURING PERIOD* MAY 1, 2020 – OCTOBER 31, 2020
Actual	$1,000.00	$1,458.60	$12.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.68	$10.53

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

1. Board Approval of the Investment Management Agreement and Continuation of the Investment Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board”) of Stone Ridge Trust VI (the “Trust”), including a majority of the members of the Board who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), voting separately, approve the investment management agreement (the “Agreement”) for the NYDIG Bitcoin Strategy Fund (the “Fund”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of the Fund. On an annual basis, the Board, including the Independent Trustees, holds a meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of any investment agreements that are proposed to be renewed.

At an in-person meeting held on October 8, 2019 (the “Initial Meeting”), the Board, including a majority of the Independent Trustees, considered and approved the Agreement for an initial two-year period. At a meeting held via videoconference on October 27, 2020 in accordance with the U.S. Securities and Exchange Commission’s order extending no-action relief from the requirements in Sections 15(c) and 32(a) of the 1940 Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) that votes of the Board be cast at a meeting held in-person (the “Continuation Meeting” and together with the Initial Meeting, the “Meetings”), the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust, on behalf of the Fund. Prior to the Meetings, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Agreement. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment strategies of the Adviser at the Initial Meeting and the investments strategies and performance of the Fund and the Adviser at the Continuation Meeting; (3) the cost of the services to be provided and projected profits and other benefits to be realized by the Adviser from its relationship with the Fund at the Initial Meeting and the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund at the Continuation Meeting; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels are expected to reflect such economies of scale for the benefit of shareholders of the Fund at the Initial Meeting and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund at the Continuation Meeting. In determining whether to approve and continue the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the investment management services to be provided by the Adviser at the Initial Meeting and provided by the Adviser at the Continuation Meeting, including managing the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board considered that the Fund’s strategy was novel for a registered fund and received information from the Adviser relating to investment and operational risks attendant with the Fund’s novel investment strategy. The Board also considered other services to be provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund, and the extent to which such regulatory compliance programs would need to be modified or enhanced to account for the Fund’s unique investment strategy. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and the Adviser’s ability to attract investors for the Fund, including the Adviser’s track record of raising assets in its other existing funds. The Board reviewed such information at the Continuation Meeting. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the initial approval and the continuation of the Agreement.

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

In considering the investment performance of the Fund and the Adviser at the Continuation Meeting, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indices. The Board considered the performance information for the one-month, three-month and six-month periods ended August 31, 2020 as well as for the period ended August 31, 2020 since the Fund’s inception. The Board considered the performance information for any comparable registered investment funds managed by the Adviser, as well as performance information for the institutional class of other interval funds listed on EDGAR with greater than $20 million in assets and less than $125 million in assets under management, regardless of their strategies, as determined by the Adviser in consultation with the Fund’s third-party administrator. The Board also considered the Adviser’s explanation that it does not manage any other accounts with strategies similar to those of the Fund and that there are no other funds that follow investment strategies similar to those of the Fund due to the unique nature of the Fund’s investment strategies among registered funds, thus making it difficult to identify appropriate peer groups for the Fund and that the peer groups identified were based on an assessment of how the Adviser and the Fund’s third-party administrator believed Morningstar would likely categorize the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance in light of all relevant factors supported the renewal of the Agreement relating to that Fund.

In considering the cost of services to be provided and the benefits to be realized by the Adviser from its relationship with the Fund at the Initial Meeting, the Board analyzed the fees to be paid under the Agreement, the proposed expense ratio for the Fund and the contractual expense limitation to be undertaken by the Adviser. In considering the appropriateness of the management fee, expense ratio and expense limitation at the Initial Meeting, the Board also compared this data against the corresponding information for the funds in the limited peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser will derive from the Agreement. The Board reviewed similar information at the Continuation Meeting. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund, including with respect to the potential launch of any private funds pursuing similar strategies. Based on the foregoing information and other factors deemed relevant at the Meetings, the Board, including the Independent Trustees, concluded that the management fee arrangement pursuant to the Agreement was fair and reasonable and that the costs of the services provided by the Adviser and the related benefits to the Adviser in respect of its relationship with the Fund supported the approval and continuation of the Agreement.

Finally, at the Initial Meeting, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels would reflect such economies of scale, such as through breakpoints in the investment management fee or through an expense waiver and/or limitation agreement. The Board noted that the Fund would initially be limited in size and that an expense limitation agreement is in effect. The Board also noted that the Fund is subject to a contractual expense limitation agreement. The Board reviewed such information again at the Continuation Meeting. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale would be and currently are shared with the Fund supported the approval and continuation of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be approved at the Initial Meeting and continued for a one-year period at the Continuation Meeting.

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2019	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	53	None.

Daniel Charney (1970)	Trustee	since 2019	Co-President, Cowen and Company, Cowen Inc. (financial services firm) since 2012	53	None.

Interested Trustee
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Ross Stevens(4) (1969)	Trustee, Chairman	since 2019	Founder and Chief Executive Officer of Stone Ridge since 2012	53	None.

(1)	Information as of October 31, 2020
(2)	Each Trustee serves until resignation or removal from the Board.
(3)

The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Residential Real Estate Income Fund I, Inc., Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2019	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer and President of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2019	General Counsel and Chief Compliance Officer of the Adviser, since 2016; prior to that Associate at Ropes & Gray LLP (law firm).

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

Officers of the Trust
NAME (YEAR OF BIRTH) AND ADDRESS(1)(2)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(3)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2019	Supervising Fund Controller at the Adviser, since 2015; prior to that Controller at Owl Creek Asset Management L.P. (investment advisory firm).

Alexander Nyren (1980)	Assistant Secretary	since 2019	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management team at the Adviser, since 2013.

David Thomas (1980)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2015; prior to that member of Operations at KCG Holdings, Inc. (financial services firm).

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018; prior to that Treasury Manager at Eton Park Capital Management (investment advisory firm).

Domingo Encarnacion (1983)	Assistant Treasurer	since January 2020	Tax Manager at the Adviser, since 2016; prior to that Tax Manager at PricewaterhouseCoopers LLP (public accounting firm).

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 510 Madison Avenue, 21st Floor, New York, NY 10022.
(2)	Each of the Officers is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For fiscal period ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
NYDIG Bitcoin Strategy Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2020 was as follows:

PERCENTAGES
NYDIG Bitcoin Strategy Fund	0.00%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the fiscal period ended October 31, 2020 was as follows:

PERCENTAGES
NYDIG Bitcoin Strategy Fund	0.00%

The percentage of taxable ordinary income distributions designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal period ended October 31, 2020 was as follows:

PERCENTAGES
NYDIG Bitcoin Strategy Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2020

Additional Information (Unaudited)

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification is available with respect to calendar year 2020. Such notification, which reflects the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholder year-end tax reporting in February 2021. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request by calling 1.855.609.3680.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2020

Investment Adviser

Stone Ridge Asset Management LLC

510 Madison Avenue, 21st Floor

New York, NY 10022

Independent Registered Public Accounting Firm

Ernst & Young LLP

220 South 6th Street

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not included as “audit services.” “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” refer to the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2020	FYE 10/31/2019
Audit Fees	$55,750	N/A
Audit-Related Fees	-	N/A
Tax Fees	$18,000	N/A
All Other Fees	$0	N/A

To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis. The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were

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approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2020	FYE 10/31/2019
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant. The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2020	FYE 10/31/2019
Registrant	$18,000	N/A
Registrant’s Investment Adviser	$195,953	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

STONE RIDGE ASSET MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

I. Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Registered Fund securities. Private Funds or Managed Account Clients may delegate such responsibility to the

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Adviser.1 As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted these written proxy voting policies and procedures (the “Proxy Policy”) as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its Clients and provides Clients with information about how their proxies are voted, contains procedures to mitigate material conflicts of interests between Clients and the Adviser and its affiliated persons when voting proxies.

For the avoidance of doubt, the Proxy Policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Client, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this Proxy Policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

II. Policy

The Proxy Policy applies to those Client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for Client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all Clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or the “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. These guidelines have been approved by the Adviser and, although the Adviser intends to vote consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this Proxy Policy.

The Adviser may determine not to vote a proxy if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual Client account or in the aggregate with all Client accounts; (2) the cost of voting the proxy outweighs the

[1]	The specific obligations that the Adviser bears depend upon the scope of voting authority assumed by the Adviser.

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possible benefit to the applicable Client account, including situations where a jurisdiction imposes share blocking restrictions that may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a Client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the Client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

III. Conflicts of Interest Procedures

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest, as the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the Client’s best interests.

IV. Review

The Adviser will supervise and, no less frequently than annually, review its proxy voting activities and the implementation of the Proxy Voting Policy.

V. Proxy Voting Policies and Procedures Specific to Registered Funds

The Registered Funds will disclose in their SAIs and for closed-end funds, in item 7 of the Form N-CSR, a description of their policies and procedures used to determine how to vote proxies relating to portfolio securities, including the procedures used when a vote presents a conflict between the interests of Registered Fund shareholders, on the one hand, and those of the Registered Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

The Registered Funds are also required to include in their SAIs any policies and procedures of the Adviser or any other third party that the Registered Funds use, or that are used on the Registered Funds’ behalf, to determine how to vote proxies relating to portfolio securities.

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Rule 30b1-4 under the 1940 Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents (in their SAIs and shareholder reports) that information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Registered Fund’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this information, the Registered Fund (or financial intermediary) must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Registered Fund discloses that its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

It is the responsibility of Legal and Compliance to ensure that the Registered Funds satisfy the disclosure requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Information is presented as of January 11, 2021

Nathaniel Conrad is the Portfolio Manager of the Fund. Mr. Conrad has been a Portfolio Manager of the Fund since inception.

Nathaniel Conrad is a Portfolio Manager of other registered investment companies, including mutual funds.

Nathaniel Conrad. Nathaniel Conrad, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments. Prior to joining Stone Ridge in 2016, Mr. Conrad worked at Goldman Sachs as the senior trader in Interest Rates Electronic Trading. Mr. Conrad received his BSE in Computer Information Science from the University of Pennsylvania’s Engineering School.

(a)(2)

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Information is provided as of October 31, 2020

The table below identifies the number of accounts for which Mr. Conrad has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Nathaniel Conrad	4	$353,192	0	$0	0	$0

(1) Includes the Fund

The table below identifies the number of accounts for which Mr. Conrad has day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nathaniel Conrad	0	$0	0	$0	0	$0

Potential Conflicts of Interest

The Portfolio Manager is also responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Manager. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund. In addition, investors in, or the owners of, certain accounts managed by the Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee.

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As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time. Because the aforementioned considerations may differ between the Fund and other accounts, the investment activities of the Fund and other accounts may differ considerably from time to time.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an

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investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage

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in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments in the Fund by the Adviser. The Adviser or its affiliates purchase shares from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a significant amount of shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliates) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliates would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund—Repurchase Offers Risk” in the Prospectus.

Investments by Adviser or Related Entities. The Adviser, its affiliates and related entities have made investments in Bitcoin, other digital assets and instruments linked to digital assets, including Bitcoin futures, for its or their own accounts, prior to the commencement of investment operations of the Fund, and may continue to do so following the commencement of investment operations of the Fund. Affiliates of the Adviser have made and may in the future make additional investments in Bitcoin, other digital assets and/or instruments linked to digital assets, including Bitcoin futures, on behalf of their customers.

In addition, the Adviser or a related entity may invest in entities that may act as sources of leverage for the Fund. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Certain Potential Conflicts Relating to Expenses. The allocation of fees and expenses among the Fund and other funds or accounts advised by the Adviser will often require the Adviser to exercise its discretion to select an allocation method it determines to be appropriate in light of the particular facts and circumstances. The Adviser will be subject to conflicts of interest in making such determinations, and there can be no assurance that any allocations (i) will reflect an entity’s pro rata share of such expenses based on the amounts invested (or anticipated to be invested) and/or the market value of the investment held (or anticipated to be held) by each fund advised by the Adviser, or (ii) will be in proportion to the number of participating funds advised by the Adviser or the proportion of time spent on each such fund. Similarly, the determination of whether an expense (for instance, the fees and expenses of service providers who work on Fund-related matters) is appropriately borne by the Fund (or a specific class of shares) or the Adviser often cannot be resolved by reference to a pre-existing formula and will require the exercise of discretion, and the Adviser will be subject to conflicts of interest in making such determinations.

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(a)(3)

As of October 31, 2020, the Portfolio Manager receives a base salary and may also receive a bonus. Compensation of the Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of the Portfolio Manager is not based upon the performance of client accounts that the Portfolio Manager manages. The Adviser reviews the compensation of the Portfolio Manager at least annually.

(a)(4)

As of October 31, 2020, the Portfolio Manager did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

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(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Filed herewith.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust VI

By (Signature and Title) /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and
Principal Executive Officer

Date 1/11/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ross Stevens
Ross Stevens, President, Chief Executive Officer and
Principal Executive Officer

Date 1/11/2021

By (Signature and Title) /s/ Anthony Zuco
Anthony Zuco, Treasurer, Principal Financial Officer, Chief
Financial Officer and Chief Accounting Officer

Date 1/11/2021